SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of the earliest event reported) AUGUST 21, 2000
                                                           ---------------




                             FARO TECHNOLOGIES, INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                  0-23081                                59-3157093
--------------------------------------        ----------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


         125 TECHNOLOGY PARK
         LAKE MARY, FLORIDA                                32746
--------------------------------------         ---------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                 (407) 333-9911
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

         In a letter dated August 21, 2000, Deloitte & Touche LLP ("Deloitte"), who had served as principal accountant to audit the consolidated financial statements of the Registrant, resigned from its engagement with the Registrant. Following such resignation, the Board of Directors of the Registrant approved the engagement of Ernst & Young LLP as the Registrant's principal accountant and replacement for Deloitte.

         During the two most recent fiscal years and the subsequent interim period preceding August 21, 2000 (date of resignation), no report of Deloitte on the Registrant's consolidated financial statements contained an adverse opinion or a disclaimer of opinion, nor was one qualified as to uncertainty, audit scope, or accounting principles.

         During the two most recent fiscal years and the subsequent interim period preceding August 21, 2000 (date of resignation), there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make a reference to the subject matter of the disagreements in connection with its report.

         Deloitte did not advise the Registrant at any time during the two most recent fiscal years and the subsequent interim period preceding August 21, 2000 (date of resignation):

               (a) that the internal controls necessary for the Registrant to develop reliable consolidated financial statements did not exist;

               (b) that information had come to its attention that had led it to no longer be able to rely on management's representa-tions, or that had made it unwilling to be associated with the consolidated financial statements prepared by management;

               (c) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years and the subsequent interim period preceding August 21, 2000 (date of resignation) that if further investigated may (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying consolidated financial statements, or the consolidated financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent consolidated financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's consolidated financial statements; or

               (d) that information had come to its attention that it concluded materially impacts the fairness or reliability of either
                    (i) a previously issued audit





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


                    report or the underlying consolidated financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent consolidated financial statements covered by an audit report.

         Neither the Registrant nor anyone on its behalf has consulted with Ernst & Young regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither a written report nor oral advice was provided to the Registrant that Ernst & Young concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

ITEM 7. EXHIBIT INDEX

16    Letter from Deloitte & Touche LLP regarding Change in Certifying
      Accountant



                  (Remainder of page intentionally left blank.)





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


                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FARO TECHNOLOGIES, INC.



                                       By:  /s/ Gregory A. Fraser
                                          --------------------------------------
                                            Gregory A. Fraser
                                            Executive Vice President


Date: August 25, 2000












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